                               SEMIANNUAL REPORT    JUNE 30, 2001

Prudential
Equity Fund, Inc.

FUND TYPE Large capitalization stock

OBJECTIVE Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Equity Fund, Inc. (the Fund) seeks long-term growth of capital by investing primarily in stocks of major, established companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly based stock indexes. In deciding which stocks to buy, our investment advisers use a blend of investment styles. Under normal conditions, the Fund's assets will be divided among three investment advisers that have somewhat different approaches, with the goal of reducing the performance variability inherent in any one adviser's style. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

   Sectors expressed as a percentage of
net assets as of 6/30/01

      26.4%    Consumer Growth
      18.7     Technology
      17.9     Finance
      11.1     Industrial
       9.3     Energy
       7.7     Utility
       6.4     Consumer Cyclical
       2.5     Cash & Equivalents

Five Largest Holdings

   Expressed as a percentage of
   net assets as of 6/30/01

   3.7%   Microsoft Corp.
          Computer Software & Services
   1.9    Philip Morris Companies, Inc.
          Tobacco
   1.8    AOL Time Warner, Inc.
          Multimedia
   1.7    IBM Corp.
          Computer Hardware
   1.7    Alcoa, Inc.
          Aluminum

Holdings are subject to change.

The Prudential Equity Fund was repositioned in 2000 from a multi-cap value style to a large-cap core style. The current Lipper classification is the Lipper Multi-Cap Value category, but our expectation is for the Fund to be reclassified by Lipper to the Lipper Large-Cap Core Fund category in the near future.

                            www.prudential.com    (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                          As of 6/30/01

                                    Six      One     Five      Ten        Since
                                   Months    Year    Years    Years     Inception2
Class A                            -6.32%    4.31%   63.39%   239.83%    312.81%
Class B                            -6.69     3.51    57.37    214.95    1299.67
Class C                            -6.69     3.51    57.37      N/A      119.22
Class Z                            -6.20     4.58    65.37      N/A       70.31
Lipper Multi-Cap Value Fund Avg.3   1.36    11.37    84.52    286.95       ***
Lipper Large-Cap Core Fund Avg.3   -8.56   -15.62    77.48    245.59      ****

Average Annual Total Returns1                      As of 6/30/01

                  One    Five    Ten       Since
                 Year    Years   Years   Inception2
   Class A      -0.90%   9.19%   12.43%    12.69%
   Class B      -1.49    9.35    12.16     14.65
   Class C       1.48    9.27     N/A      11.86
   Class Z       4.58   10.58     N/A      10.50

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1    Source: Prudential Investments Fund Management LLC and
     Lipper Inc. The cumulative total returns do not take into
     account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class
     B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
     Class C shares are subject to a front-end sales charge of 1%
     and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
2    Inception dates: Class A, 1/22/90; Class B, 3/15/82; Class
     C, 8/1/94; and Class Z, 3/1/96.
3    Lipper average returns are unmanaged and based on the
     average return for all funds in each share class for the six-
     month, one-, five-, and ten-year periods in the Lipper Multi-
     Cap Value Fund category and the Lipper Large-Cap Core Fund category. Lipper Multi-Cap Value funds invest in a variety of market capitalization ranges. They invest in companies considered to be undervalued and have below-average price/earnings ratios, price-to-book ratios, and three-year earnings growth figures.
     Lipper Large-Cap Core funds invest at least 75% of their
     equity assets in companies, with market caps greater
     than 300% of the dollar-weighted median of the S&P* MidCap 400 Index, have wide latitude in the companies in which they invest, and have average price/earnings ratios, price-to-book ratios, and three-year earnings growth figures.
*    S&P is a registered trademark of The McGraw-Hill Companies, Inc.
***  Lipper Multi-Cap Value Fund Since Inception returns are
     341.49% for Class A, 1,444.77% for
     Class B, 165.11% for Class C, and 92.40% for Class Z, based on all funds in each share class.
**** Lipper Large-Cap Core Fund Since Inception returns are
     302.78% for Class A, 1,289.92% for
     Class B, 157.83% for Class C, and 85.62% for Class Z, based on all funds in each share class.
                                                                1

(LOGO)                                     August 14, 2001

DEAR SHAREHOLDER,
Over the first half of 2001, the Prudential Equity Fund's Class A shares returned -6.32% (-11.00% to those paying the maximum one-time Class A share sales charge), a marginally better return than the -6.69% return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Although the Fund has adopted a blend investment style, it is still classified by Lipper as a value fund. Since investors strongly favored value stocks during this reporting period, the Fund trailed the Lipper Multi-Cap Value Fund Average while outperforming the style-neutral Lipper Large-Cap Core Fund Average--the category in which we expect the Fund to soon be placed--by more than two percentage points.

We changed the Fund's investment style because we think that a blend style will enhance its performance over time and produce more consistent returns from year to year. In a further effort to reduce the variability of the Fund's performance, we increased the number of its investment advisers during this reporting period. We selected advisers with complementary investment styles so that shifts in market favor from sector to sector should have less impact on the Fund's performance. After a thorough investigation by Prudential's Investment Management Research team, the Board of Directors selected GE Asset Management and Salomon Brothers Asset Management to join Jennison Associates as advisers.

Sincerely,


David R. Odenath, Jr., President
Prudential Equity Fund, Inc.

Prudential Equity Fund, Inc.

     Semiannual Report   June 30, 2001

INVESTMENT ADVISERS' REPORT

THE FUND BENEFITED FROM A FOCUS ON CONSISTENT EARNERS
Earnings consistency was especially important during this half year. A stream of negative quarterly earnings reports and reduced forecasts throughout the period made investors very sensitive to the issue. They reacted strongly to earnings news, both good and bad, and moved their assets to companies that had been consistently profitable.

Although the overall market fell, the Fund benefited from its focus on consistent earners such as Microsoft, IBM, and Philip Morris. IBM's earnings continued to reflect the important role that consulting services now play in its business model. Microsoft shares also benefited from investors' expectations that the Department of Justice and Microsoft would settle their outstanding antitrust suit. The Fund has a large position in Microsoft, in part because our analysts ascertained that its new XP operating system is much more stable than previous systems. We think this will not only fuel an increase in Microsoft's sales, but also revive personal computer sales because it will give owners of older computers a good reason to upgrade. Although resolution of the antitrust suit is still uncertain, we think that Microsoft's earnings will be driven more by its business fundamentals than by legal issues.

We also had gains on Dell Computer and Compaq. We purchased our shares of Dell after the stock plummeted because of concerns about reduced demand for personal computers and an industry-wide buildup of inventories. We believed Dell's troubles would be short-lived because the company is the low-cost manufacturer of personal computers; other investors moved to our opinion in April. Dell shares tripled during this reporting period, and we took much of our profits. Our gains on Compaq were smaller.

There were some companies with consistent earnings that didn't benefit during this reporting period. For example, we estimate
Tyco International's earnings will grow by more than 20% a year over the next few years, and

Prudential Equity Fund, Inc.

     Semiannual Report   June 30, 2001

second quarter 2001 earnings exceeded analysts' expectations. Nonetheless, we were able to build a position when Tyco's shares were priced at a much lower-than-average multiple of its estimated year 2002 earnings (at a low price/earnings multiple). Although Tyco shares fell when the overall market was plunging, they bottomed on April 4.

CONSUMER SENTIMENT REMAINED STRONG
A broader positive theme was the continuing strength of U.S. consumer spending despite the slowing global economy. The Fund benefited from gains posted by the media companies AOL Time Warner and AT&T--Liberty Media Corp. Significant positive contributions came from consumer-oriented stocks such as Philip Morris, Target, Eastman Kodak, and Darden Restaurants. Darden, for example, is a well-managed company that owns the Olive Garden and Red Lobster restaurant brands, and is introducing two new chains. We think today's living style makes family restaurants a growth business.

SUPPLY AND DEMAND GOVERNS BASIC MATERIALS
We think that over a moderate time span, the prices of basic materials stocks are driven by the supply/demand relationship of the underlying commodities. During this period, the Fund had gains on Alcoa (aluminum), Freeport-McMoRan Copper & Gold (mining), Newmont Mining (mining), and Monsanto (chemicals). Nonetheless, its aggregate holdings in the sector detracted from its return. We think supplies are tightening up in many basic materials, including some paper products. As demand increases when the global economy begins to recover, stocks in these industries should appreciate sharply.

Alcoa is a special case since it benefited during this reporting period from the energy shortage in the northwestern United States. Alcoa was able to close down energy-intensive aluminum refining capacity there, and sell the energy it saved in a strong market. Then, it also benefited from the higher prices that resulted from the decreased aluminum supply.

                                www.prudential.com    (800) 225-1852

SOME GROWTH SECTORS FELL SHARPLY
Two large growth-oriented sectors had the deepest drops in the S&P 500 Index, and both were well-represented in the Fund.

Healthcare stocks--including drug companies Schering-Plough, the biotechnology drug company Sepracor, and Eli Lillys--and managed care companies such as Health Net and Wellpoint Health Networks--declined substantially. After large gains in 2000, the sector suffered from profit-taking in the first two weeks of the year when investors briefly turned toward cyclical stocks. For the remainder of our reporting period its decline was in line with the S&P 500 Index. We scaled back our holdings, especially in drug companies, before the sector bottomed out. We think that increased FDA scrutiny of new drugs may squeeze future profits in what has been a very profitable industry.

In this sector, we expect that hospital managers such as HCA and Tenet Healthcare will turn in the best performances in the near future. We believe they now have a pricing advantage over HMOs that will result in quality earnings over the next few years.

Telecommunications-related stocks continued their slide, including companies that have dominated core sectors of the networking and wireless telephony hardware industries: Nokia, Sun Microsystems, and Cisco Systems. These were the three worst performers in the Fund. Telecommunications service companies, such as Global Crossing and Qwest Communications International, also detracted from the Fund's return.

These large and growing businesses were underrepresented in the Fund when it was managed in a value style. We began to correct that imbalance after prices had substantially fallen from their highs, but shares of some of the market leaders continued to plunge. We still believe that these are core long-term growth industries, although we do not expect the same kind of spectacular profit growth we saw in the late 1990s.

Prudential Equity Fund, Inc.

      Semiannual Report   June 30, 2001

VOLATILITY CREATES OPPORTUNITIES
This was an extraordinarily volatile period for the stock market, not only over the months, but also from day to day. The chart at right shows the sharp (1% or greater) daily market rises and falls against historical baselines. Volatility creates opportunities for investors who have evaluated a company and who have a good estimate of the fair value of its stock. As the market fluctuates, some stocks become available at very attractive prices. We used part of our assets to benefit from the trading opportunities this volatility offers, while using another part to build substantial positions at very good prices.

Many of our holdings are based on our long-term projections of a company's potential. This is particularly true where supply and demand relationships for commodities have the determining effect on stock prices over the long run. In addition to the basic materials we have already discussed, we think worldwide oil demand and domestic natural gas demand are increasing much faster than supply. Share prices currently are affected by the mild summer, presenting buying opportunities.

Similarly, demand for gold exceeds current production. We expect a sharp price increase when central banks eventually stop selling their reserves. We are keeping a small position in anticipation of what may be a large change in share prices.

LOOKING AHEAD
The primary reason for the Fund's negative return was the decline of the market. A portion of the Fund's assets is now managed in a sector-neutral fashion, while the sector deviations from the S&P 500 Index in the rest of the portfolio are somewhat constrained. As a result, the behavior of the broad market may have a larger impact on the Fund's performance than in the past.

                          www.prudential.com     (800) 225-1852

Conversely, our advisers are likely to disagree occasionally about particular stocks. Because the Fund has multiple advisers, any single adviser's views will have less impact on the Fund's exposure than would have been the case if that adviser had sole management. The Fund's exposure to stocks on which its advisers disagree is likely to be smaller than exposure to those stocks on which there is a consensus. The comments in this report are intended to explain the Fund's overall position, but they are not necessarily held unanimously by its advisers.

Prudential Equity Fund Management Team

(CHART)

Source: FactSet Research System, Prudential Securities, Bloomberg, and Prudential Investments. S&P 500 Index comprises stocks representing approximately 80% of the total market value of all publicly traded U.S. common stock, and is widely regarded as representative of the performance of the U.S. stock market as a whole. Past performance is not indicative of future results. Investors cannot invest directly in an index.

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited)

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.6%
Common Stocks  97.4%
-------------------------------------------------------------------------------------
Advertising  0.4%
     16,155   Interpublic Group of Companies, Inc.                $        474,149
    247,500   Lamar Advertising Co. (Class A)(a)                        10,890,000
     17,042   Omnicom Group, Inc.                                        1,465,612
      7,831   TMP Worldwide, Inc.(a)                                       469,860
                                                                  ----------------
                                                                        13,299,621
-------------------------------------------------------------------------------------
Aerospace/Defense  1.7%
    122,862   Boeing Co.                                                 6,831,127
     30,635   General Dynamics Corp.                                     2,383,710
    135,700   Northrop Grumman Corp.                                    10,869,570
    640,800   Raytheon Co.                                              17,013,240
    262,692   United Technologies Corp.                                 19,244,816
                                                                  ----------------
                                                                        56,342,463
-------------------------------------------------------------------------------------
Agricultural Products  0.3%
    257,000   Monsanto Co.                                               9,509,000
-------------------------------------------------------------------------------------
Airlines  0.1%
     19,750   AMR Corp.(a)                                                 713,568
      5,457   Continental Airlines, Inc. (Class B)(a)                      268,757
     56,666   Southwest Airlines Co.                                     1,047,754
                                                                  ----------------
                                                                         2,030,079
-------------------------------------------------------------------------------------
Aluminum  1.8%
     32,014   Alcan, Inc.                                                1,345,228
  1,472,514   Alcoa, Inc.                                               58,017,052
                                                                  ----------------
                                                                        59,362,280
-------------------------------------------------------------------------------------
Apparel
     37,846   NIKE, Inc. (Class A)                                       1,589,154
-------------------------------------------------------------------------------------
Automobiles & Trucks  0.4%
     71,100   Cummins, Inc.                                              2,751,570
     55,655   Delphi Automotive Systems Corp.                              886,584
     75,457   Ford Motor Co.                                             1,852,470
     47,038   General Motors Corp.                                       3,026,895
     53,300   PACCAR, Inc.                                               2,740,686
     27,138   TRW, Inc.                                                  1,112,658
                                                                  ----------------
                                                                        12,370,863

    8                                      See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Banks & Financial Services  11.5%
    373,230   American Express Co.                                $     14,481,324
    278,122   Bank of America Corp.                                     16,695,664
    703,703   Bank of New York Co., Inc.                                33,777,744
    545,507   Bank One Corp.                                            19,529,151
     64,259   Capital One Financial Corp.                                3,855,540
     16,670   Charles Schwab Corp.                                         255,051
    536,800   Citigroup, Inc.                                           28,364,512
     26,006   Comerica, Inc.                                             1,497,946
    275,944   Federal Home Loan Mortgage Corp.                          19,316,080
    142,193   Federal National Mortgage Association                     12,107,734
     41,865   Fifth Third Bancorp                                        2,513,993
    947,713   FleetBoston Financial Corp.                               37,387,278
     31,965   Franklin Resources, Inc.                                   1,463,038
    106,906   Goldman Sachs Group, Inc.                                  9,172,535
      9,161   H&R Block, Inc.                                              591,343
    268,863   Household International Corp.                             17,933,162
  1,058,045   J.P. Morgan Chase                                         47,188,807
     34,871   John Hancock Financial Services, Inc.                      1,403,906
     39,550   Lehman Brothers Holdings, Inc.                             3,075,013
    131,062   MBNA Corp.                                                 4,318,493
     23,149   Mellon Financial Corp.                                     1,064,854
    216,209   Merrill Lynch & Co., Inc.                                 12,810,383
    626,484   Morgan Stanley                                            40,239,067
     23,641   National City Corp.                                          727,670
     27,434   Paychex, Inc.                                              1,097,360
     98,765   PNC Financial Services Group, Inc.                         6,497,749
    368,124   Providian Financial Corp.                                 21,792,941
     23,838   SouthTrust Corp.                                             619,788
    105,894   US Bancorp                                                 2,413,324
    281,697   Washington Mutual, Inc.                                   10,577,722
    342,608   Wells Fargo & Co.                                         15,907,289
                                                                  ----------------
                                                                       388,676,461
-------------------------------------------------------------------------------------
Beverages  1.6%
     34,600   Anheuser-Busch Companies, Inc.                             1,425,520
    315,349   Coca-Cola Co.                                             14,190,705

    See Notes to Financial Statements                                      9

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     30,199   Coca-Cola Enterprises, Inc.                         $        493,754
     12,707   Pepsi Bottling Group, Inc.                                   509,551
    840,122   PepsiCo, Inc.                                             37,133,392
                                                                  ----------------
                                                                        53,752,922
-------------------------------------------------------------------------------------
Biotechnology  0.3%
     71,963   Amgen, Inc.(a)                                             4,366,715
     19,500   Genetech, Inc.(a)                                          1,074,450
     68,100   Invitrogen Corp.(a)                                        4,889,580
                                                                  ----------------
                                                                        10,330,745
-------------------------------------------------------------------------------------
Broadcasting Services  1.7%
  2,647,679   AT&T Corp.-Liberty Media Corp. (Class A)(a)               46,307,906
     47,628   Clear Channel Communications, Inc.(a)                      2,986,275
    375,300   General Motors Corp.(Class 'H' Stock)(a)                   7,599,825
                                                                  ----------------
                                                                        56,894,006
-------------------------------------------------------------------------------------
Chemicals  0.5%
    142,416   Air Products & Chemicals, Inc.                             6,515,532
     71,131   Dow Chemical Co.                                           2,365,106
     80,036   E.I. du Pont de Nemours & Co.                              3,860,936
     64,794   Ecolab, Inc.                                               2,654,610
     18,793   Praxair, Inc.                                                883,271
     30,143   Rohm & Haas Co.                                              991,705
                                                                  ----------------
                                                                        17,271,160
-------------------------------------------------------------------------------------
Commercial Services  0.1%
      3,448   Cintas Corp.                                                 159,470
     22,755   Concord EFS, Inc.(a)                                       1,183,487
     38,043   Convergys Corp.(a)                                         1,150,801
     17,042   Moody's Corp.                                                570,907
                                                                  ----------------
                                                                         3,064,665
-------------------------------------------------------------------------------------
Computer Hardware  2.4%
    556,633   Compaq Computer Corp.                                      8,622,245
    360,209   Dell Computer Corp.(a)                                     9,419,465
    124,708   Hewlett-Packard Co.                                        3,566,649
    517,824   IBM Corp.                                                 58,514,112
                                                                  ----------------
                                                                        80,122,471

    10                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Computer Software & Services  5.9%
     15,123   Adobe Systems, Inc.                                 $        710,781
    155,300   BEA Systems, Inc.(a)                                       4,769,263
    356,500   BMC Software, Inc.(a)                                      8,035,510
     37,472   Computer Associates International, Inc.                    1,348,992
    134,612   Electronic Data Systems Corp.                              8,413,250
    393,762   EMC Corp.(a)                                              11,438,786
     64,163   Intuit, Inc.(a)                                            2,565,878
     38,017   Mercury Interactive Corp.(a)                               2,277,218
  1,726,612   Microsoft Corp.(a)                                       126,042,676
  1,155,151   Oracle Corp.(a)                                           21,947,869
     34,102   PeopleSoft, Inc.(a)                                        1,678,842
     27,367   Siebel Systems, Inc.(a)                                    1,283,512
     93,384   Unisys Corp.(a)                                            1,373,678
     90,742   VERITAS Software Corp.(a)                                  6,037,065
                                                                  ----------------
                                                                       197,923,320
-------------------------------------------------------------------------------------
Containers & Packaging
      7,930   Ball Corp.                                                   377,151
     17,288   Sealed Air Corp.(a)                                          643,978
                                                                  ----------------
                                                                         1,021,129
-------------------------------------------------------------------------------------
Cosmetics & Toiletries  0.3%
     36,570   Avon Products, Inc.                                        1,692,459
     38,024   Colgate-Palmolive Co.                                      2,243,036
     17,362   Estee Lauder Cos., Inc.(a)                                   748,302
     46,372   Gillette Co.                                               1,344,324
     83,016   Procter & Gamble Co.                                       5,296,421
                                                                  ----------------
                                                                        11,324,542
-------------------------------------------------------------------------------------
Data Processing/Management  0.2%
     52,159   Automatic Data Processing, Inc.                            2,592,302
     67,906   First Data Corp.                                           4,362,961
                                                                  ----------------
                                                                         6,955,263
-------------------------------------------------------------------------------------
Diversified Manufacturing  3.3%
     53,883   Corning, Inc.(a)                                             900,385
    126,400   Danaher Corp.                                              7,078,400

    See Notes to Financial Statements                                     11

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     11,131   Eaton Corp.                                         $        780,283
     52,340   Honeywell International, Inc.                              1,831,377
      7,240   Illinois Tool Works, Inc.                                    458,292
    244,226   Minnesota Mining & Manufacturing Co.                      27,866,187
      8,700   Pall Corp.                                                   204,711
    139,300   SPX Corp.(a)                                              17,437,574
      7,437   Textron, Inc.                                                409,332
    984,728   Tyco International Ltd.                                   53,667,676
                                                                  ----------------
                                                                       110,634,217
-------------------------------------------------------------------------------------
Diversified Operations
     52,504   Cendant Corp.(a)                                           1,023,828
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  0.5%
     17,683   Becton, Dickinson & Co.                                      632,874
    111,200   Biomet, Inc.                                               5,344,272
     47,406   Cardinal Health, Inc.                                      3,271,014
     17,879   MedImmune, Inc.(a)                                           843,889
    137,859   Medtronic, Inc.                                            6,342,893
     18,300   Nycomed Amersham PLC (ADR) (United Kingdom)                  667,950
                                                                  ----------------
                                                                        17,102,892
-------------------------------------------------------------------------------------
Electronics  0.7%
     18,174   Agilent Technologies, Inc.(a)                                590,655
     65,553   Analog Devices, Inc.(a)                                    2,835,167
    193,835   Emerson Electric Co.                                      11,727,017
     23,789   Jabil Circuit, Inc.(a)                                       734,129
    446,370   Solectron Corp.(a)                                         8,168,571
     23,937   Xilinx, Inc.(a)                                              987,162
                                                                  ----------------
                                                                        25,042,701
-------------------------------------------------------------------------------------
Electronic Components  0.3%
     13,348   Broadcom Corp.(a)                                            570,760
    148,000   Celestica, Inc.(a)                                         7,622,000
     71,516   Molex, Inc. (Class A)                                      2,132,607
     22,755   Sanmina Corp.(a)                                             532,695
                                                                  ----------------
                                                                        10,858,062

    12                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Foods  0.8%
     30,635   Campbell Soup Co.                                   $        788,851
    212,300   ConAgra Foods, Inc.                                        4,205,663
     50,287   General Mills, Inc.                                        2,201,565
     22,213   H.J. Heinz Co.                                               908,289
     18,618   Hershey Foods Corp.                                        1,148,917
     24,528   Quaker Oats Co.                                            2,238,180
     61,369   Sara Lee Corp.                                             1,162,329
     82,597   SYSCO Corp.                                                2,242,508
    199,494   Unilever NV(a)                                            11,883,858
                                                                  ----------------
                                                                        26,780,160
-------------------------------------------------------------------------------------
Gold Mines
     51,075   Barrick Gold Corp. (ADR) (Canada)                            773,786
     39,304   Placer Dome, Inc.                                            385,179
                                                                  ----------------
                                                                         1,158,965
-------------------------------------------------------------------------------------
Health Care  2.7%
    445,200   HCA, Inc.                                                 20,118,588
  1,205,400   Health Net, Inc.(a)                                       20,973,960
     19,701   Tenet Healthcare Corp.(a)                                  1,016,375
    398,228   UnitedHealth Group, Inc.                                  24,590,579
    268,000   Wellpoint Health Networks, Inc.(a)                        25,256,320
                                                                  ----------------
                                                                        91,955,822
-------------------------------------------------------------------------------------
Home Furnishings
     39,944   Leggett & Platt, Inc.                                        879,966
-------------------------------------------------------------------------------------
Hotels  0.3%
    241,419   Marriott International, Inc. (Class A)                    11,428,775
-------------------------------------------------------------------------------------
Index Trading  0.6%
    443,400   Nasdaq Gold Trust                                         20,263,380
-------------------------------------------------------------------------------------
Instrument - Controls
      6,058   Johnson Controls, Inc.                                       439,023
     16,009   PerkinElmer, Inc.                                            440,728
                                                                  ----------------
                                                                           879,751

    See Notes to Financial Statements                                     13

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Insurance  5.3%
     15,121   ACE, Ltd.                                           $        591,080
     64,029   AFLAC, Inc.                                                2,016,273
     86,784   Allstate Corp.                                             3,817,628
    140,826   American General Corp.                                     6,541,368
    392,688   American International Group, Inc.                        33,771,168
     88,904   Chubb Corp.                                                6,883,837
    406,200   CIGNA Corp.                                               38,922,084
    464,169   Hartford Financial Services Group, Inc.                   31,749,160
     15,318   Lincoln National Corp.                                       792,706
    590,000   Loews Corp.                                               38,013,700
     71,149   Marsh & McLennan Companies, Inc.                           7,186,049
     56,444   MetLife, Inc.                                              1,748,635
     33,935   MGIC Investment Corp.                                      2,465,038
     19,849   St. Paul Companies, Inc.                                   1,006,146
     29,600   XL Capital Ltd. (Class A)                                  2,430,160
                                                                  ----------------
                                                                       177,935,032
-------------------------------------------------------------------------------------
Internet
     30,980   Yahoo!, Inc.(a)                                              619,290
-------------------------------------------------------------------------------------
Leisure  0.1%
     59,744   Carnival Corp.                                             1,834,141
     54,671   Harley-Davidson, Inc.                                      2,573,911
                                                                  ----------------
                                                                         4,408,052
-------------------------------------------------------------------------------------
Machinery  0.2%
     12,215   Caterpillar, Inc.                                            611,361
     76,104   Deere & Co.                                                2,880,537
     58,316   Dover Corp.                                                2,195,597
     45,461   Parker-Hannifin Corp.                                      1,929,365
                                                                  ----------------
                                                                         7,616,860
-------------------------------------------------------------------------------------
Medical Products & Services  2.0%
    917,431   Abbott Laboratories                                       44,045,862
    138,401   Bristol-Myers Squibb Co.                                   7,238,372
    275,990   Merck & Co., Inc.                                         17,638,521
                                                                  ----------------
                                                                        68,922,755

    14                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Medical Technology  0.2%
     16,253   Applera Corp.-Applied Biosystems Group              $        434,768
    110,041   Baxter International, Inc.                                 5,392,009
     29,553   IMS Health, Inc.                                             842,260
                                                                  ----------------
                                                                         6,669,037
-------------------------------------------------------------------------------------
Metals-Non Ferrous  2.3%
  2,692,800   Freeport-McMoRan Copper & Gold, Inc. (Class A)(a)         27,008,784
  1,420,420   Newmont Mining Corp.                                      26,434,016
    583,300   Phelps Dodge Corp.                                        24,206,950
                                                                  ----------------
                                                                        77,649,750
-------------------------------------------------------------------------------------
Multimedia  4.9%
  1,130,157   AOL Time Warner, Inc.(a)                                  59,898,321
    152,323   Comcast Corp. (Class A)(a)                                 6,610,818
     30,044   Gannett Co., Inc.                                          1,979,900
    303,461   McGraw-Hill Companies., Inc.                              20,073,945
    666,700   News Corp. Ltd. (ADR) (Australia)                         21,601,080
     15,662   Univision Communications, Inc. (Class A)(a)                  670,021
    946,139   Viacom, Inc. (Class B)(a)                                 48,962,693
    148,004   Walt Disney Co.                                            4,275,836
                                                                  ----------------
                                                                       164,072,614
-------------------------------------------------------------------------------------
Networking  2.2%
  2,016,095   Cisco Systems, Inc.(a)                                    36,692,929
      4,715   Network Appliance, Inc.(a)                                    64,596
    103,200   ONI Systems Corp.(a)                                       2,879,280
  2,209,840   Sun Microsystems, Inc.(a)                                 34,738,685
                                                                  ----------------
                                                                        74,375,490
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.1%
     13,594   Avery Dennison Corp.                                         693,974
    144,600   Staples, Inc.(a)                                           2,312,154
                                                                  ----------------
                                                                         3,006,128
-------------------------------------------------------------------------------------
Oil Field Services  0.9%
    723,700   Halliburton Co.                                           25,763,720

    See Notes to Financial Statements                                     15

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     62,010   Schlumberger, Ltd.                                  $      3,264,826
     35,760   Weatherford International, Inc.(a)                         1,716,480
                                                                  ----------------
                                                                        30,745,026
-------------------------------------------------------------------------------------
Oil & Gas Drilling  0.7%
     49,302   Nabors Industries, Inc.(a)                                 1,834,034
    518,760   Transocean Sedco Forex, Inc.(a)                           21,398,850
                                                                  ----------------
                                                                        23,232,884
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  5.5%
    335,800   Amerada Hess Corp.                                        27,132,640
    199,200   Anadarko Petroleum Corp.                                  10,762,776
     20,838   BP Amoco PLC                                               1,038,774
     38,959   Burlington Resources, Inc.                                 1,556,412
     64,349   Chevron Corp.                                              5,823,584
  1,136,500   Conoco, Inc. (Class A)                                    32,049,300
     70,974   Conoco, Inc. (Class B)                                     2,051,149
     16,697   Devon Energy Corp.                                           876,593
     69,151   Dynegy, Inc. (Class A)                                     3,215,521
    289,200   Kerr-McGee Corp.                                          19,165,284
    549,600   Phillips Petroleum Co.                                    31,327,200
    211,426   Royal Dutch Petroleum Co. (ADR) (Netherlands)(a)          12,319,793
    552,800   TotalFinaElf SA (France)                                  38,806,560
     28,517   Unocal Corp.                                                 973,856
                                                                  ----------------
                                                                       187,099,442
-------------------------------------------------------------------------------------
Oil & Gas Production/Pipeline  2.1%
    590,845   El Paso Corp.                                             31,042,996
    201,409   Enron Corp.                                                9,869,041
     20,391   Kinder Morgan, Inc.                                        1,024,648
    879,512   Williams Companies, Inc.                                  28,979,920
                                                                  ----------------
                                                                        70,916,605
-------------------------------------------------------------------------------------
Paper & Forest Products  2.3%
      9,801   Bowater, Inc.                                                438,497
    196,500   Georgia-Pacific Group                                      6,651,525
     39,402   International Paper Co.                                    1,406,652
    222,358   Kimberly-Clark Corp.                                      12,429,812
    687,000   Mead Corp.                                                18,645,180

    16                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
    559,400   Temple-Inland, Inc.                                 $     29,810,426
    170,400   UPM-Kymmene Oyj (ADR) (Finland)                            4,830,840
     24,528   Weyerhaeuser Co.                                           1,348,304
     17,922   Willamette Industries, Inc.                                  887,139
                                                                  ----------------
                                                                        76,448,375
-------------------------------------------------------------------------------------
Petroleum Services  1.5%
    507,245   Exxon Mobil Corp.                                         44,307,851
-------------------------------------------------------------------------------------
Pharmaceuticals  5.5%
     11,230   Allergan, Inc.                                               960,165
    701,654   American Home Products Corp.                              41,004,660
    100,690   Eli Lilly & Co.                                            7,451,060
    534,492   Johnson & Johnson                                         26,724,612
    455,100   Novartis AG (ADR) (Switzerland)(a)                        16,451,865
  1,163,011   Pfizer, Inc.                                              46,578,591
    195,561   Pharmacia Corp.                                            8,986,028
     29,609   Schering-Plough Corp.                                      1,073,030
    620,300   Sepracor Inc.(a)                                          24,687,940
    172,800   Teva Pharmaceutical Industries Ltd. (ADR)
               (Israel)                                                 10,765,440
     30,044   Watson Pharmaceuticals, Inc.(a)                            1,851,912
                                                                  ----------------
                                                                       186,535,303
-------------------------------------------------------------------------------------
Photography  0.9%
    687,400   Eastman Kodak Co.                                         32,087,832
-------------------------------------------------------------------------------------
Publishing  0.8%
     96,600   Knight-Ridder, Inc.                                        5,728,380
    172,755   New York Times Co. (Class A)                               7,255,710
    354,500   Tribune Co.                                               14,183,545
                                                                  ----------------
                                                                        27,167,635
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.6%
     36,600   Archstone Communities Trust                                  943,548
     64,200   CarrAmerica Realty Corp.                                   1,958,100
    174,800   Equity Office Properties Trust                             5,528,924
     63,200   Spieker Properties, Inc.                                   3,788,840
    224,209   Starwood Hotels & Resorts Worldwide, Inc.                  8,358,512
                                                                  ----------------
                                                                        20,577,924

    See Notes to Financial Statements                                     17

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Restaurants  1.0%
  1,124,900   Darden Restaurants, Inc.                            $     31,384,710
    112,444   McDonald's Corp.                                           3,042,735
                                                                  ----------------
                                                                        34,427,445
-------------------------------------------------------------------------------------
Retail  5.4%
     29,749   Bed Bath & Beyond, Inc.(a)                                   928,169
     15,859   Best Buy Co., Inc.(a)                                      1,007,364
    301,100   Circuit City Stores-Circuit City Group                     5,419,800
    649,023   Costco Wholesale Corp. (Class A)                          26,661,865
     73,042   CVS Corp.                                                  2,819,421
    555,269   Federated Department Stores, Inc.(a)                      23,598,932
     56,888   Gap, Inc.                                                  1,649,752
  1,000,030   Home Depot, Inc.                                          46,551,396
    100,230   Kroger Co.(a)                                              2,505,750
     48,810   Lowe's Companies, Inc.                                     3,541,166
      9,555   May Department Stores Co.                                    327,354
     14,776   RadioShack Corp.                                             450,668
    378,776   Safeway, Inc.(a)                                          18,181,248
     14,418   Sherwin-Williams Co.                                         320,080
     48,268   Starbucks Corp.(a)                                         1,110,164
    856,359   Target Corp.                                              29,630,021
    332,950   Wal-Mart Stores, Inc.                                     16,247,960
     43,835   Walgreen Co.                                               1,496,965
                                                                  ----------------
                                                                       182,448,075
-------------------------------------------------------------------------------------
Semiconductors  3.4%
      9,900   Advanced Micro Devices, Inc.(a)                              285,912
    189,799   Applied Materials, Inc.(a)                                 9,319,131
     26,661   Axcelis Technologies, Inc.(a)                                394,583
  1,147,981   Intel Corp.                                               33,578,444
     15,515   KLA-Tencor Corp.(a)                                          907,162
     23,717   Linear Technology Corp.                                    1,048,766
    635,626   Micron Technology, Inc.(a)                                26,124,229
    168,400   Novellus Systems, Inc.(a)                                  9,563,436
  1,062,859   Texas Instruments, Inc.                                   33,480,058
                                                                  ----------------
                                                                       114,701,721

    18                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Specialty/Retail
     31,916   Tiffany & Co.                                       $      1,155,998
     13,742   Zale Corp.(a)                                                463,105
                                                                  ----------------
                                                                         1,619,103
-------------------------------------------------------------------------------------
Telecommunications  4.9%
    137,071   ADC Telecommunications, Inc.(a)                              904,669
     15,484   ALLTEL Corp.                                                 948,550
  1,764,241   AT&T Corp.                                                38,813,302
     96,925   BellSouth Corp.                                            3,903,170
  3,246,300   Global Crossing Ltd.(a)                                   28,048,032
     91,476   JDS Uniphase Corp.(a)                                      1,143,450
    171,548   Lucent Technologies, Inc.                                  1,063,597
  1,788,100   Metromedia Fiber Network, Inc.(Class A)(a)                 3,647,724
     12,966   NTL, Inc.(a)                                                 156,240
     49,204   QUALCOMM, Inc.(a)                                          2,877,450
    518,138   Qwest Communications International, Inc.(a)               16,513,058
    458,241   SBC Communications, Inc.                                  18,357,134
    127,900   Sonus Networks, Inc.(a)                                    2,987,744
     45,258   Sprint Corp.                                                 966,711
     74,126   Tellabs, Inc.(a)                                           1,436,562
    676,371   Verizon Communications                                    36,185,848
  1,887,247   Williams Communications Group, Inc.(a)                     5,567,379
    169,490   WorldCom, Inc.-WorldCom Group(a)                           2,406,758
          1   WorldCom, Inc.-MCI Group                                          11
    221,640   XO Communications, Inc.(a)                                   425,549
                                                                  ----------------
                                                                       166,352,938
-------------------------------------------------------------------------------------
Tobacco  1.9%
  1,234,708   Philip Morris Companies, Inc.                             62,661,431
-------------------------------------------------------------------------------------
Transportation  0.3%
     41,964   Burlington Northern Santa Fe Corp.                         1,266,054
    129,300   Canadian National Railway Co.                              5,236,650
     13,692   Canadian Pacific Ltd.                                        530,565
     21,425   FedEx Corp.(a)                                               861,285
     20,440   Union Pacific Corp.                                        1,122,360
        992   United Parcel Service, Inc. (Class B)                         57,338
                                                                  ----------------
                                                                         9,074,252

    See Notes to Financial Statements                                     19

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Travel Services
     11,082   Sabre Holdings Corp.(a)                             $        554,100
-------------------------------------------------------------------------------------
Utilities - Electric & Gas  1.7%
     59,547   AES Corp.(a)                                               2,563,498
     61,369   Calpine Corp.(a)                                           2,319,748
     30,241   Dominion Resources, Inc.                                   1,818,391
     80,479   Duke Energy Co.                                            3,139,486
    551,054   Exelon Corp.                                              35,333,583
     24,730   Mirant Corp.(a)                                              850,712
     22,164   NiSource, Inc.                                               605,742
    232,000   PG&E Corp.                                                 2,598,400
    322,898   Southern Co.                                               7,507,379
                                                                  ----------------
                                                                        56,736,939
-------------------------------------------------------------------------------------
Waste Management
     45,362   Waste Management, Inc.                                     1,398,057
-------------------------------------------------------------------------------------
Wireless/Communication Equipment  2.3%
  2,127,674   Motorola, Inc.                                            35,234,281
    182,471   Nextel Communications, Inc. (Class A)(a)                   3,193,243
  1,571,100   Nokia Corp. (Finland), (ADR)                              34,627,044
    213,265   Nortel Networks Corp.                                      1,938,579
    153,385   Spirit Corp. (PCS Group)                                   3,704,248
                                                                  ----------------
                                                                        78,697,395
                                                                  ----------------
              Total common stocks
               (cost $3,295,368,383)                                 3,292,914,004
                                                                  ----------------
PREFERRED STOCKS  0.2%
-------------------------------------------------------------------------------------
Computer Software & Services  0.2%
     87,100   Electronic Data Systems Corp. (Cum. Conv.),
               7.625%
               (cost $4,355,000)                                         4,590,170
                                                                  ----------------
              Total long-term investments
               (cost $3,299,723,383)                                 3,297,504,174
                                                                  ----------------

    20                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.8%
U.S. GOVERNMENT SECURITIES  0.1%
              United States Treasury Bills,
      1,850   Zero Coupon, 8/23/01(b)
               (cost $1,840,317)                                  $      1,840,317
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  2.7%
     93,019   Joint Repurchase Agreement Account,
               3.97%, 7/2/01
               (cost $93,019,000; Note 5)                               93,019,000
                                                                  ----------------
-------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED(a)

Contracts
----------------------------------------------------------------------------------------
              Veritas Software Corp.
         62   Expiring 7/21/01 @ $60.00
               (cost $300,426)                                             102,630
                                                                  ----------------
              Total short-term investments (cost $95,159,743)           94,961,947
                                                                  ----------------
              Total Investments before outstanding call options
               written  100.4%
               (cost $3,394,883,126; Note 4)                         3,392,466,121
                                                                  ----------------
-------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN(a)
              Veritas Software Corp.
         47   Expiring 7/21/01 @ $80.00
               (premium received $187,569)                                 (37,360)
                                                                  ----------------
              Total Investments net of outstanding call options
               written  100.4%                                       3,392,428,761
              Liabilities in excess of other assets  (0.4%)            (12,727,329)
                                                                  ----------------
              Net Assets  100%                                    $  3,379,701,432
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Non-income producing security.
(b) Security segregated as collateral for financial futures contracts.
ADR--American Depository Receipt.
PLC--Public Liability Company (British Company).
NV--Naamloze Vennootschaap (Dutch Company).
SA--Sociedad Anonima (Spanish Corporation).
AG--Aktiengesellschaft (German Company).

    See Notes to Financial Statements                                     21

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  June 30, 2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,394,883,126)                       $3,392,466,121
Receivable for Fund shares sold                                        7,716,618
Receivable for investments sold                                        3,588,941
Dividends and interest receivable                                      2,779,420
Deferred expenses and other assets                                     1,033,707
Due from broker-variation margin                                         112,750
                                                                  --------------
      Total assets                                                 3,407,697,557
                                                                  --------------
LIABILITIES
Payable to custodian                                                     186,847
Payable for Fund shares reacquired                                    14,693,143
Payable for investments purchased                                      6,709,451
Management fee payable                                                 3,590,972
Distribution fee payable                                               1,460,918
Accrued expenses and other liabilities                                 1,317,434
Outstanding options written (premium received $187,569)                   37,360
                                                                  --------------
      Total liabilities                                               27,996,125
                                                                  --------------
NET ASSETS                                                        $3,379,701,432
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $    2,255,225
   Paid-in capital in excess of par                                3,217,101,928
                                                                  --------------
                                                                   3,219,357,153
   Undistributed net investment income                                 1,285,552
   Accumulated net realized gain (loss) on investments               161,645,733
   Net unrealized appreciation (depreciation) on investments          (2,587,006)
                                                                  --------------
Net assets, June 30, 2001                                         $3,379,701,432
                                                                  --------------
                                                                  --------------

    22                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  June 30, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,908,215,053 / 127,105,746 shares of common stock
      issued and outstanding)                                             $15.01
   Maximum sales charge (5% of offering price)                               .79
                                                                  --------------
   Maximum offering price to public                                       $15.80
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,173,795,165 / 78,588,451 shares of common stock
      issued and outstanding)                                             $14.94
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($64,738,426 / 4,334,390 shares of common stock issued
      and outstanding)                                                    $14.94
   Sales charge (1% of offering price)                                       .15
                                                                  --------------
   Offering price to public                                               $15.09
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($232,952,788 / 15,493,953 shares of common stock
      issued and outstanding)                                             $15.04
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     23

       Prudential Equity Fund, Inc.
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                   June 30, 2001
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $539,109)        $  20,226,019
   Interest                                                            2,380,383
                                                                   -------------
      Total income                                                    22,606,402
                                                                   -------------
Expenses
   Management fee                                                      8,200,255
   Distribution fee--Class A                                           2,406,382
   Distribution fee--Class B                                           6,629,678
   Distribution fee--Class C                                             333,091
   Transfer agent's fees and expenses                                  2,446,000
   Reports to shareholders                                               880,000
   Custodian's fees and expenses                                         166,000
   Registration fees                                                      74,000
   Legal fees and expenses                                                34,000
   Directors' fees and expenses                                           16,000
   Audit fees                                                             15,000
   Miscellaneous                                                         120,444
                                                                   -------------
      Total expenses                                                  21,320,850
                                                                   -------------
Net investment income                                                  1,285,552
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           174,806,865
   Financial futures contracts                                        (2,905,656)
                                                                   -------------
                                                                     171,901,209
                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (414,956,514)
   Options written                                                       150,209
   Financial futures contracts                                          (320,350)
                                                                   -------------
                                                                    (415,126,655)
                                                                   -------------
Net loss on investments                                             (243,225,446)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(241,939,894)
                                                                   -------------
                                                                   -------------

    24                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               June 30, 2001      December 31, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $     1,285,552      $    28,212,190
   Net realized gain (loss) on investments        171,901,209          903,511,270
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                         (415,126,655)        (823,987,383)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                  (241,939,894)         107,736,077
                                             -----------------    -----------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                              --          (23,008,458)
      Class B                                              --           (6,137,984)
      Class C                                              --             (244,523)
      Class Z                                              --           (3,750,982)
                                             -----------------    -----------------
                                                           --          (33,141,947)
                                             -----------------    -----------------
   Distributions from net realized capital
      gains
      Class A                                    (113,508,585)        (292,683,056)
      Class B                                     (77,147,759)        (238,381,214)
      Class C                                      (4,029,288)         (10,015,506)
      Class Z                                     (14,404,193)         (39,016,835)
                                             -----------------    -----------------
                                                 (209,089,825)        (580,096,611)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Proceeds from shares sold                      388,088,454        2,786,295,380
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               201,828,986          590,219,826
   Cost of shares reacquired                     (589,730,113)      (4,019,561,411)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions                    187,327         (643,046,205)
                                             -----------------    -----------------
Total decrease                                   (450,842,392)      (1,148,548,686)
NET ASSETS
Beginning of period                             3,830,543,824        4,979,092,510
                                             -----------------    -----------------
End of period(a)                              $ 3,379,701,432      $ 3,830,543,824
                                             -----------------    -----------------
                                             -----------------    -----------------
---------------
(a) Includes undistributed net investment
    income                                    $     1,285,552      $            --
                                             -----------------    -----------------

    See Notes to Financial Statements                                     25

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Equity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are value by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based at current market quotations.

      Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee based upon procedures adopted by the Board of Directors in consultation with the manager or subadviser.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, such realized foreign currency losses are included in the reported net realized gains on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value
                                                                          27

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Fund since September 7, 2000. On November 28, 2000, the Board of Directors approved to divide the management responsibility among three subadvisers, Jennison, GE Asset Management, Inc. ('GEAM') and Salomon Brothers Asset Management, Inc. ('Salomon'). The new subadvisers have received the necessary shareholder approval and, effective February 16, 2001, these subadvisers assumed the day-to-day management responsibilities with Jennison retaining approximately half of the assets and the two new subadvisers each assuming approximately 25% of assets. PIFM pays for the services of Jennison, GEAM and Salomon, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
                                                                          29

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1% of the average daily net assets of Class A, Class B and Class C shares for the six months ended June 30, 2001, respectively.

      PIMS has advised the Fund that it has received approximately $251,800 and $20,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended June 30, 2001, it received approximately $788,700 and $4,400 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIMS and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.

      The Fund utilized the line of credit during the six months ended June 30, 2001. The average daily balance the Fund had outstanding during the six months was approximately $4,076,400 at a weighted average interest rate of approximately 4.97%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an a indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended June 30, 2001, the Fund incurred fees of approximately $2,056,700 for the services of PMFS. As of June 30, 2001, approximately $335,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      For the six months ended June 30, 2001, Prudential Securities Incorporated ('PSI'), an indirect wholly owned subsidiary of The Prudential Insurance Company of America, earned $14,380 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2001 aggregated $4,270,453,305 and $4,491,396,131, respectively.

      The federal income tax basis of the Fund's investments at June 30, 2001 was $3,448,578,075 and, accordingly, net unrealized depreciation for federal income tax purposes was $56,111,954 (gross unrealized appreciation--$274,213,144; gross unrealized depreciation--$330,325,098).

      Transactions in options written during the six months ended June 30, 2001, were as follows:

                                                      Number of        Premiums
                                                      Contracts        Received
                                                      ----------      ----------
      Options outstanding at December 31, 2000             --          $     --
      Options written                                      47           187,569
                                                        -----         ----------
      Options outstanding at June 30, 2001                 47          $187,569
                                                        -----         ----------
                                                        -----         ----------

      During the period ended June 30, 2001, the Fund entered into financial futures contracts. Details of open contracts at June 30, 2001 are as follows:

                                                   Value at        Value at
Number of                          Expiration        Trade         June 30,         Unrealized
Contracts           Type              Date           Date            2001         (Depreciation)
---------     -----------------    -----------    -----------     -----------     ---------------
               Long Position:
    47             S&P 500         Sept. 2001     $13,009,850     $12,689,500        $(320,350)
                                                                                  ---------------
                                                                                  ---------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 2001, the Fund had a 14.9% undivided interest in the joint account. The undivided interest for the Fund represents $93,019,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
                                                                          31

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Credit Suisse First Boston Corp., 4.00%, in the principal amount of $212,000,000, repurchase price $212,070,667, due 7/2/01. The value of the collateral including accrued interest was $216,244,971.

      Greenwich Capital Markets, LLC, 3.99%, in the principal amount of $65,000,000, repurchase price $65,021,613, due 7/2/01. The value of the collateral including accrued interest was $66,301,130.

      J.P. Morgan Chase, 3.92%, in the principal amount of $135,000,000, repurchase price $135,044,100, due 7/2/01. The value of the collateral including accrued interest was $137,704,404.

      UBS Warburg, 3.98%, in the principal amount of $212,000,000, repurchase price $212,070,313 due 7/2/01. The value of the collateral including accrued interest was $216,242,728.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Six months ended June 30, 2001:
Shares sold                                                17,679,302    $   282,845,003
Shares issued in reinvestment of dividends                  6,743,009        108,562,442
Shares reacquired                                         (25,342,466)      (406,076,530)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                                (920,155)       (14,669,085)
Shares issued upon conversion from Class B                  8,620,946        137,121,882
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               7,700,791    $   122,452,797
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2000:
Shares sold                                               127,680,427    $ 2,348,271,247
Shares issued in reinvestment of dividends                 17,982,498        300,644,201
Shares reacquired                                        (161,663,950)    (2,967,462,415)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (16,001,025)      (318,546,967)
Shares issued upon conversion from Class B                 19,276,459        349,094,680
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               3,275,434    $    30,547,713
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                                 3,334,713    $    53,337,903
Shares issued in reinvestment of dividends                  4,677,321         74,977,460
Shares reacquired                                          (7,958,432)      (128,451,727)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                                  53,602           (136,364)
Shares reacquired upon conversion into Class A             (8,654,472)      (137,121,882)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding              (8,600,870)   $  (137,258,246)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                17,194,266    $   314,076,344
Shares issued in reinvestment of dividends                 14,185,775        237,002,406
Shares reacquired                                         (46,930,282)      (851,861,206)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (15,550,241)      (300,782,456)
Shares reacquired upon conversion into Class A            (19,337,962)      (349,094,680)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (34,888,203)   $  (649,877,136)
                                                         ------------    ---------------
                                                         ------------    ---------------

                                                                          33

       Prudential Equity Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Six months ended June 30, 2001:
Shares sold                                                   829,944    $    13,715,970
Shares issued in reinvestment of dividends                    246,534          3,951,939
Shares reacquired                                            (704,277)       (11,252,240)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                 372,201    $     6,415,669
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                 1,825,916    $    33,451,558
Shares issued in reinvestment of dividends                    600,321         10,009,520
Shares reacquired                                          (2,759,925)       (49,825,633)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (333,688)   $    (6,364,555)
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                                 2,350,972    $    38,189,578
Shares issued in reinvestment of dividends                    889,401         14,337,145
Shares reacquired                                          (2,768,103)       (43,949,616)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                 472,270    $     8,577,107
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                 4,954,535    $    90,496,231
Shares issued in reinvestment of dividends                  2,544,908         42,563,699
Shares reacquired                                          (8,276,008)      (150,412,157)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (776,565)   $   (17,352,227)
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Equity Fund, Inc.

              Financial
                    Highlights

' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    16.99
                                                                  ----------------
Income from investment operations
Net investment income                                                       .03
Net realized and unrealized gain (loss) on investments                    (1.04)
                                                                  ----------------
      Total from investment operations                                    (1.01)
                                                                  ----------------
Less distributions
Dividends from net investment income                                         --
Distributions in excess of net investment income                             --
Distributions from net realized capital gains                              (.97)
                                                                  ----------------
      Total distributions                                                  (.97)
                                                                  ----------------
Net asset value, end of period                                       $    15.01
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          (6.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $1,908,215
Average net assets (000)                                             $1,941,059
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .92%(b)
   Expenses, excluding distribution and service (12b-1) fees                .67%(b)
   Net investment income                                                    .35%(b)
   Portfolio turnover                                                       122%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than a full year are not annualized.
(b) Annualized.

    36                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
---------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
      2000                1999                 1998                 1997                 1996
---------------------------------------------------------------------------------------------------------
   $    19.29          $    19.76           $    19.85           $    17.26           $    16.44
----------------    ----------------     ----------------     ----------------     ----------------
          .20                 .26                  .31                  .38                  .35
          .55                2.15                 1.37                 3.70                 2.52
----------------    ----------------     ----------------     ----------------     ----------------
          .75                2.41                 1.68                 4.08                 2.87
----------------    ----------------     ----------------     ----------------     ----------------
         (.22)               (.27)                (.28)                (.36)                (.35)
           --                  --                   --                   --                 (.01)
        (2.83)              (2.61)               (1.49)               (1.13)               (1.69)
----------------    ----------------     ----------------     ----------------     ----------------
        (3.05)              (2.88)               (1.77)               (1.49)               (2.05)
----------------    ----------------     ----------------     ----------------     ----------------
   $    16.99          $    19.29           $    19.76           $    19.85           $    17.26
----------------    ----------------     ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------     ----------------
         4.73%              12.50%                8.41%               23.88%               17.94%
   $2,028,525          $2,240,250           $2,290,659           $1,912,802           $1,443,466
   $1,983,138          $2,217,410           $2,088,616           $1,709,030           $1,233,792
          .87%                .86%                 .85%                 .88%                 .89%
          .62%                .61%                 .60%                 .63%                 .64%
         1.01%               1.25%                1.41%                1.87%                2.07%
           63%                  9%                  25%                  13%                  19%

    See Notes to Financial Statements                                     37

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    16.97
                                                                  ----------------
Income from investment operations
Net investment income (loss)                                               (.03)
Net realized and unrealized gain (loss) on investments                    (1.03)
                                                                  ----------------
      Total from investment operations                                    (1.06)
                                                                  ----------------
Less distributions
Dividends from net investment income                                         --
Distributions in excess of net investment income                             --
Distributions from net realized capital gains                              (.97)
                                                                  ----------------
      Total distributions                                                  (.97)
                                                                  ----------------
Net asset value, end of period                                       $    14.94
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          (6.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $1,173,795
Average net assets (000)                                             $1,336,924
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.67%(b)
   Expenses, excluding distribution and service (12b-1) fees                .67%(b)
   Net investment income                                                   (.40)%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total return for periods of less than a full year are not annualized.
(b) Annualized.

    38                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
---------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
      2000                1999                 1998                 1997                 1996
---------------------------------------------------------------------------------------------------------
   $    19.26          $    19.73           $    19.83           $    17.24           $    16.43
----------------    ----------------     ----------------     ----------------     ----------------
          .11                 .13                  .14                  .22                  .22
          .50                2.12                 1.37                 3.72                 2.51
----------------    ----------------     ----------------     ----------------     ----------------
          .61                2.25                 1.51                 3.94                 2.73
----------------    ----------------     ----------------     ----------------     ----------------
         (.07)               (.11)                (.12)                (.22)                (.22)
           --                  --                   --                   --                 (.01)
        (2.83)              (2.61)               (1.49)               (1.13)               (1.69)
----------------    ----------------     ----------------     ----------------     ----------------
        (2.90)              (2.72)               (1.61)               (1.35)               (1.92)
----------------    ----------------     ----------------     ----------------     ----------------
   $    16.97          $    19.26           $    19.73           $    19.83           $    17.24
----------------    ----------------     ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------     ----------------
         3.93%              11.69%                7.55%               23.05%               17.14%
   $1,479,532          $2,351,200           $2,923,060           $3,090,767           $2,626,479
   $1,785,239          $2,666,269           $3,135,980           $2,924,413           $2,417,900
         1.62%               1.61%                1.60%                1.63%                1.64%
          .62%                .61%                 .60%                 .63%                 .64%
          .26%                .49%                 .66%                1.12%                1.37%

    See Notes to Financial Statements                                     39

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  16.97
                                                                      --------
Income from investment operations
Net investment income                                                     (.03)
Net realized and unrealized gain (loss) on investments                   (1.03)
                                                                      --------
      Total from investment operations                                   (1.06)
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                             (.97)
                                                                      --------
      Total distributions                                                 (.97)
                                                                      --------
Net asset value, end of period                                        $  14.94
                                                                      --------
                                                                      --------
TOTAL RETURN(a):                                                         (6.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 64,738
Average net assets (000)                                              $ 67,170
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.67%(b)
   Expenses, excluding distribution and service (12b-1) fees               .67%(b)
   Net investment income                                                  (.40)%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than a full year are not annualized.
(b) Annualized.

    40                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
---------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
      2000                1999                 1998                 1997                 1996
---------------------------------------------------------------------------------------------------------
    $  19.26            $  19.73             $  19.83             $  17.24             $  16.43
    --------            --------             --------             --------             --------
         .04                 .10                  .16                  .25                  .22
         .57                2.15                 1.35                 3.69                 2.51
    --------            --------             --------             --------             --------
         .61                2.25                 1.51                 3.94                 2.73
    --------            --------             --------             --------             --------
        (.07)               (.11)                (.12)                (.22)                (.22)
          --                  --                   --                   --                 (.01)
       (2.83)              (2.61)               (1.49)               (1.13)               (1.69)
    --------            --------             --------             --------             --------
       (2.90)              (2.72)               (1.61)               (1.35)               (1.92)
    --------            --------             --------             --------             --------
    $  16.97            $  19.26             $  19.73             $  19.83             $  17.24
    --------            --------             --------             --------             --------
    --------            --------             --------             --------             --------
        3.93%              11.69%                7.55%               23.05%               17.14%
    $ 67,237            $ 82,737             $ 88,839             $ 72,244             $ 47,477
    $ 67,999            $ 86,078             $ 82,907             $ 60,434             $ 36,745
        1.62%               1.61%                1.60%                1.63%                1.64%
         .62%                .61%                 .60%                 .63%                 .64%
         .26%                .50%                 .67%                1.11%                1.37%

    See Notes to Financial Statements                                     41

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  16.99
                                                                  ----------------
Income from investment operations
Net investment income                                                      .05
Net realized and unrealized gain (loss) on investments                   (1.03)
                                                                  ----------------
   Total from investment operations                                       (.98)
                                                                  ----------------
Less distributions
Dividends from net investment income                                        --
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                             (.97)
                                                                  ----------------
      Total distributions                                                 (.97)
                                                                  ----------------
Net asset value, end of period                                        $  15.04
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                         (6.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $232,953
Average net assets (000)                                              $246,275
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .67%(b)
   Expenses, excluding distribution and service (12b-1) fees               .67%(b)
   Net investment income                                                   .60%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.

    42                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                          Class Z
--------------------------------------------------------------------------------------------------
                       Year Ended December 31,                            March 1, 1996(c)
---------------------------------------------------------------------   Through December 31,
     2000              1999              1998              1997                 1996
--------------------------------------------------------------------------------------------------
   $   19.30         $   19.76         $   19.87         $   17.26            $  17.10
---------------   ---------------   ---------------   ---------------       ----------
         .25               .31               .35               .42                 .37
         .54              2.16              1.36              3.72                1.88
---------------   ---------------   ---------------   ---------------       ----------
         .79              2.47              1.71              4.14                2.25
---------------   ---------------   ---------------   ---------------       ----------
        (.27)             (.32)             (.33)             (.40)               (.39)
          --                --                --                --                (.01)
       (2.83)            (2.61)            (1.49)            (1.13)              (1.69)
---------------   ---------------   ---------------   ---------------       ----------
       (3.10)            (2.93)            (1.82)            (1.53)              (2.09)
---------------   ---------------   ---------------   ---------------       ----------
   $   16.99         $   19.30         $   19.76         $   19.87            $  17.26
---------------   ---------------   ---------------   ---------------       ----------
---------------   ---------------   ---------------   ---------------       ----------
        4.95%            12.81%             8.56%            24.29%              13.65%
   $ 255,250         $ 304,906         $ 307,921         $ 267,121            $128,752
   $ 269,633         $ 302,528         $ 311,816         $  57,646            $124,631
         .62%              .61%              .60%              .63%                .64%(b)
         .62%              .61%              .60%              .63%                .64%(b)
        1.26%             1.50%             1.67%             2.11%               2.43%(b)

    See Notes to Financial Statements                                     43

       Prudential Equity Fund, Inc.
             Supplemental Proxy Information (Unaudited)

      Meetings of the Fund's shareholders were held on February 2, and February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
    - Saul K. Fenster
    - Delayne Dedrick Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead
(2) To approve the adoption of a new subadvisory agreement between PIFM and Jennison.
(3) To approve a new subadvisory agreement between PIFM and GE Asset Management, Inc.
(4) To approve a new subadvisory agreement between PIFM and Salomon Brothers Asset Management, Inc.
(5) To permit PIFM to enter into subadvisory agreements with new subadvisors to the Fund, or make material changes to subadvisory agreements with existing subadvisors to the Fund, without obtaining shareholder approval. This is called 'Manager-of-Managers' structure and would not change the rate of advisory fees charged to a Fund.
(6) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisors. The rate of advisory fees payable by each Fund would not change.
(7) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.
(8) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.

       Prudential Equity Fund, Inc.
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the preceding matters were:

               Director/Manager/
                  Investment                 Votes          Votes         Votes
             Restrictions/Auditor             for          Against      Withheld      Abstentions
         -----------------------------    -----------     ---------     ---------     -----------
(1)D     Saul K. Fenster                  101,584,251            --     3,023,270             --
         Delayne Dedrick Gold             101,668,821            --     2,938,700             --
         Robert F. Gunia                  101,691,046            --     2,916,476             --
         Douglas H. McCorkindale          101,723,572            --     2,883,949             --
         W. Scott McDonald, Jr.           101,712,807            --     2,894,714             --
         Thomas T. Mooney                 101,720,040            --     2,887,481             --
         Stephen P. Munn                  101,739,158            --     2,868,363             --
         David R. Odenath, Jr.            101,712,648            --     2,894,873             --
         Richard A. Redeker               101,697,688            --     2,909,833             --
         Judy A. Rice                     101,705,027            --     2,902,494             --
         Robin B. Smith                   101,620,569            --     2,986,952             --
         Louis A. Weil, III               101,692,998            --     2,914,523             --
         Clay T. Whitehead                101,680,815            --     2,926,706             --
(2)*     PIFM & Jennison                   97,495,009     1,803,924            --      2,630,974
(3)*     PIFM & GE                         97,179,936     2,053,149            --      2,696,822
(4)*     PIFM & Salomon                    97,170,869     2,067,501            --      2,691,536
(5)D     PIFM                              75,959,451     7,444,737            --      3,927,676
(6)D     PIFM                              77,901,109     5,343,329            --      4,087,426
(7a)D    Fund Diversification              79,704,669     3,880,303            --      3,746,892
(7b)D    Issuing Senior Securities,
          Borrowing Money and Pledging
          Assets                           77,679,274     5,606,082            --      4,046,508
(7c)D    Buying and Selling Real
          Estate                           78,435,538     5,115,156            --      3,781,170
(7d)D    Buying and Selling
          Commodities and Commodity
          Contracts                        77,195,973     6,275,332            --      3,860,559
(7e)D    Fund Concentration                78,949,587     4,333,365            --      4,048,912
(7f)D    Making Loans                      77,243,742     6,160,603            --      3,927,519
(7g)D    Other Investment Restrictions     78,013,201     4,403,938            --      4,914,725
(8)D     PricewaterhouseCoopers LLP        99,364,254     1,517,418            --      3,725,849

------------------------------
* Approved at the February 2, 2001 meeting.
D Approved at the February 22, 2001 meeting.
                                                                          45

Prudential Equity Fund, Inc.

      Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800)
225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

balanced/allocation funds
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
                              www.prudential.com     (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Equity Fund, Inc.

      Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                            www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Equity Fund, Inc.

      Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                          www.prudential.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Equity Fund, Inc.

      Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                         www.prudential.com    (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

GE Asset Management, Inc.
3003 Summer Street
Stamford, CT 06904

Salomon Brothers Asset Management, Inc.
7 World Trade Center, 37th Floor
New York, NY 10048

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols      NASDAQ      CUSIP
     Class A      PBQAX     744316100
     Class B      PBQFX     744316209
     Class C      PRECX     744316308
     Class Z      PEQZX     744316407

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF101E2   744316100   744316209   744316308   744316407

(LOGO) Printed on Recycled Paper